                            SCHEDULE 14A INFORMATION
                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
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Filed by the Registrant [X]                      Filed by a Party other than the Registrant [ ]
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Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       Imperial Special Investments, Inc.
                     9920 S. La Cienega Boulevard, Suite 636
                           Inglewood, California 90301

                         ------------------------------
                (Name of Registrant as Specified in its Charter)

                             Martin E. Lybecker, Esq
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005

                         ------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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
Payment of Filing Fee (check the appropriate box):
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[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)     Title of each class of securities to which transaction applies:  N/A
    2)     Aggregate number of securities to which transaction applies:  N/A
    3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
           0-11 (set forth the amount on which the filing is calculated and state how it was determined):  N/A
    4)     Proposed maximum aggregate value of transaction:  N/A

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount previously paid:
               2)     Form, Schedule or Registration Statement No.:
               3)     Filing Party:
               4)     Date Filed:
Notes:

                         (Front Cover of Proxy Package)
                       IMPERIAL SPECIAL INVESTMENTS, INC.


                  Notice of Special Meeting of Shareholders of
                       Imperial Special Investments, Inc.
                          to be held February 28, 2001

A Special Meeting of the shareholders of Imperial Special Investments, Inc. (the "Fund"), will be held at 10:00 a.m. Pacific Standard time at the offices of Imperial Special Investments, Inc. at 9920 S. La Cienega Boulevard, Suite 636, Inglewood, California on February 28, 2001 for the following purposes:


1. Liquidation. To consider the liquidation of the Fund's assets. All assets minus outstanding liabilities and taxes would be distributed in kind to the Fund's shareholders on a pro rata basis and, thereafter, the Fund would be terminated.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed February 7, 2001 as the record date for determination of shareholders entitled to vote at this Special Meeting.


                                                By Order of the Directors


                                                /s/ Richard M. Baker

                                                Secretary



February 17, 2001

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                       IMPERIAL SPECIAL INVESTMENTS, INC.

                                 PROXY STATEMENT

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Directors") of Imperial Special Investments, Inc.. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the February 28, 2001 special meeting of shareholders of the Fund (the "Special Meeting").

        Only shareholders of record at the close of business on February 7, 2001 will be entitled to vote at the Special Meeting. On February 7, 2001, the Fund had outstanding 30,025,919 Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Shareholders will vote by Fund on the liquidation proposal and on any other business as may properly come before the Special Meeting.

        For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

        The Fund's current executive offices are located at 9920 S. La Cienega Boulevard, Suite 636, Inglewood, California 90301. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about February 17, 2001.

        Because the Fund commenced operations on April 28, 2000, the Fund has not prepared an annual report as of the date of this proxy statement. However, a copy of the Fund's Semi-Annual Report dated June 30, 2000 is available upon request and may be obtained by calling 1-310-417-5422.

                                  THE PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                        LIQUIDATION OF THE FUND'S ASSETS


        This Special Meeting is being called for the purpose of approving the liquidation of the Fund's assets. The Directors have determined that it is in the Fund's and its shareholders best interests for the Fund to distribute all of its assets in kind to shareholders on a pro rata basis (net of outstanding liabilities and taxes). Thereafter, the Directors will wind up the affairs of, and terminate, the Fund.

On January 29, 2001, Imperial Bancorp ("Imperial") merged with Comerica Incorporated ("Comerica"). As a result, Comerica is now the parent of Imperial Bank (the "Bank"), the sole shareholder of the Fund. In light of this transaction, the Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholder to liquidate the Fund, distribute the Fund's assets in kind to its shareholder and terminate the Fund.

        After due deliberation, on February 6, 2001 the Directors unanimously approved the liquidation of the Fund's assets and determined that the proper time had come to present the issue to shareholders. Pursuant to the Fund's Articles of Incorporation, shareholder approval is required to effectuate the liquidation of the Fund. Approval of the proposed liquidation with respect to the Fund requires the affirmative vote of: (a) 67% or more of the Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

        The Directors intend to distribute to shareholders of the Fund their pro rata share of the Fund's assets in kind, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, as required by the Fund's Articles of Incorporation. Thereafter, the Directors intend to wind up the affairs of the Fund and take such steps as are necessary to terminate the Fund's state or federal registration. Distribution of the Fund's assets and the winding up and termination of the Fund will take place as soon as reasonably practicable after the Special Meeting.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE LIQUIDATION OF THE FUND.

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

        While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

        If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

        In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the liquidation proposal.

        Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Fund. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Fund.

        As of February 7, 2001, the Fund believes that Imperial Bank was the shareholder of record of 100% of the Shares of the Fund. Imperial Bank is a wholly owned subsidiary of Comerica Incorporated. As a result, Comerica Incorporated may be deemed to be a "controlling person" of the Fund under the 1940 Act.

        As of February 7, 2001, the Officers and Directors of the Fund owned less than 1% of the Fund's outstanding Shares.

        If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

February 17, 2001

                       IMPERIAL SPECIAL INVESTMENTS, INC.

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, FEBRUARY 28, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF IMPERIAL SPECIAL INVESTMENTS, INC..


The undersigned hereby appoints Paul Adkins and Julie Galian and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders of Imperial Special Investments, Inc. on Wednesday, February 28,
2001, at 10:00 a.m., Pacific Daylight time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.
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1.      Approval of the Liquidation of all of the assets of Imperial Special Investments, Inc.

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                      FOR               AGAINST               ABSTAIN
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2.      To transact any other business as may properly come before the meeting or any adjournment thereof.
                      FOR               AGAINST               ABSTAIN
                      [ ]                [ ]                   [ ]

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR ITEMS (1) AND (2).

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, Director or guardian or as custodian for a minor, please give full title as such, if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


        Please be sure to sign and date this Proxy.


        ----------------------------------------

        Signature of Shareholder(s)


        ----------------------------------------

        Signature of Shareholder(s)


        ----------------------------------------

        Dated:______________, 2001


PLEASE EXECUTE, SIGN AND DATE THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.